Debt Obligations	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Debt Obligations [Abstract]
Debt Obligations

(7) Debt Obligations

(a) Short-Term Borrowings

At September 30, 2012, the Company’s short-term borrowings consisted of bank borrowings of $4 with a weighted average interest rate of 9.90%. At December 31, 2011, the Company’s short-term borrowings consisted of bank borrowings of $3 with a weighted average interest rate of 9.90%.

(b) Long-Term Debt

As of September 30, 2012, the Company had $80 of outstanding borrowings under the revolving credit facility. The outstanding letters of credit under the revolving credit facility at September 30, 2012 were $47, leaving an unused borrowing capacity of $173. Outstanding letters of credit issued under the synthetic letter of credit facility at September 30, 2012 were $32, leaving an unused capacity of $1.

In May 2012, the Company issued $250 in aggregate principal amount of 10% senior secured notes due October 2020 (the “Senior Secured Notes”) at an issue price of 100%. The Company used the net proceeds to repay $240 in aggregate principal amount of existing term loans maturing May 2015 under its senior secured credit facilities, effectively extending its debt maturity profile. The Company recognized a loss of $6 on this extinguishment of debt. The Senior Secured Notes are guaranteed on a senior secured basis by the Company’s existing domestic subsidiaries that are guarantors under the senior secured credit facilities and will be guaranteed on the same basis by any future domestic subsidiaries that guarantee any debt of the Company or of any guarantor of the Senior Secured Notes. The Senior Secured Notes are secured by a security interest in certain assets of the Company and such U.S. subsidiaries, which interest is junior in priority to the liens on substantially the same collateral securing the existing senior secured credit facilities and senior in priority to the liens on substantially the same collateral securing the 12 1/2% Second-Lien Senior Secured Notes due 2014.

In April 2012, the Company’s wholly-owned subsidiary Momentive Performance Materials GmbH, the German Borrower under the senior secured credit facilities, incurred incremental term loans due May 2015 under the senior secured credit facilities in an aggregate principal amount of $175 in the form of new tranche B-3 term loans denominated in U.S. dollars. Net consideration from the transaction (which consisted of a combination of cash and rollover debt after discounts and fees), together with cash on hand, was used to extinguish approximately $178 of existing term loans maturing December 2013, effectively extending the Company’s debt maturity profile. The interest rate per annum applicable to the tranche B-3 term loan is equal to an adjusted LIBOR rate for, at the option of the German Borrower, a one-, two-, three- or six-month interest period, or a nine- or twelve-month period, if available from all relevant lenders, in each case plus an applicable margin of 3.5%. As part of the senior secured credit facilities, the tranche B-3 term loans are subject to the covenants under the Credit Agreement (none of which were modified in connection with the incurrence of the new term loans), including the Senior Secured Leverage Ratio maintenance covenant.

At September 30, 2012, the Company was in compliance with the covenants of all long-term debt agreements.

(8) Indebtedness

(a) Short-Term Borrowings

At December 31, 2011, the Company’s short-term borrowings consisted of bank borrowings of $3 with a weighted average interest rate of 9.90%. At December 31, 2010, the Company’s short-term borrowings consisted of a loan from a former subsidiary of $2.

(b) Long-Term Debt

In connection with the GE Advanced Materials Acquisition, the Company entered into a credit agreement on December 4, 2006. The credit agreement currently includes: (i) $1,010 term loan facility, consisting of a U.S. dollar denominated tranche (B-1) and Euro denominated tranche (B-2); (ii) $300 revolving credit facility that includes a revolving letter of credit facility (Revolver) that expires on December 3, 2012; and, (iii) a $33 synthetic letter of credit facility (Letter of Credit Facility), which amortizes by 1% of the original commitment annually and expires on December 3, 2013 (collectively, the Senior Secured Credit Facility).

The Company had no outstanding amounts under the revolving credit facility at December 31, 2011. The outstanding letters of credit under the revolving credit facility at December 31, 2011 were $42, leaving unused capacity of $258. Outstanding letters of credit issued under the synthetic letter of credit facility at December 31, 2011 were $31, leaving unused capacity of $2.

Effective February 10, 2011, the Company amended its Credit Agreement dated December 3, 2006 (the Amendment). Under the Amendment the Company, among other things: (i) extended the maturity of term loans held by consenting lenders to May 5, 2015 and increased the applicable margin with respect to such extended term loans to 3.50% per annum for eurocurrency loans, (ii) allowed future mandatory and voluntary prepayments to be directed to non-extended term loans prior to the extended maturity term loans, (iii) subject to the requirement to make such offers on a pro rata basis to all term loan lenders and/or to all lenders holding revolving commitments, as applicable, allowed the Company to extend the maturity of term loans and/or revolving commitments, as applicable, and for the Company to otherwise modify the terms of loans or revolving commitments in connection with such an extension and (iv) amended certain other terms therein.

Pursuant to the Amendment, lenders under the Credit Agreement extended the maturity of (i) approximately $437 aggregate principal amount of their dollar term loans (approximately 87% of the total dollar term loans) and (ii) approximately €298 aggregate principal amount of their euro term loans (approximately 78% of the total euro term loans), for an overall extension of approximately $846 aggregate U.S. dollar equivalent principal amount of term loans (approximately 82% of the total term loans).

In March 2011, Momentive Performance Materials Nantong Co. Ltd. (MPM Nantong) entered into a fixed asset loan agreement with Agricultural Bank of China (ABOC) providing for a loan of $37, which was funded on March 21, 2011. The loan is denominated in Chinese renminbi and collateralized by certain assets of MPM Nantong. The proceeds of this loan along with internal funds were used to fully pay the remaining amount outstanding due under MPM Nantong’s construction loan with China Construction Bank of $51. Principal repayments on the new fixed asset loan agreement are due and payable in annual installments of $8 (subject to exchange rates) on December 31 of 2011 through 2014, with the remaining balance due on December 31, 2015. Interest on the loan is due quarterly and is based on 101% of the People’s Bank of China reference rate. The interest rate on the loan as of December 31, 2011 was 6.52%. MPM Nantong also entered into two working capital loan agreements with ABOC in April and May, 2011 providing for revolving secured loans up to $16 (subject to exchange rates), all of which were outstanding as of December 31, 2011. These revolving loans, which are also denominated in Chinese renminbi, must be paid down and renewed annually and bear interest based on 105% of the People’s Bank of China reference rate for loans with a one-year term. The interest rate on these loans as of December 31, 2011 was 6.89%.

In the fourth quarter of 2010, Momentive Performance USA Materials Inc. and Momentive Performance Materials GmbH (together, the Borrower), subsidiaries of the Company, obtained commitments from certain existing revolving facility lenders (the “existing lender commitment parties”) and certain other financial institutions (the “new lender commitment parties”) to provide a new and/or extended revolving facility for the full $300 under the Borrower’s existing revolving credit facility. The commitments for the new revolving facility are subject to customary conditions and will take effect on the following date (the “commitment effective date”), as applicable: (1) in the case of a new lender commitment party, at the Borrower’s option, on or no more than five business days prior to December 3, 2012 (the “existing revolver maturity date”) or (2) in the case of an existing lender commitment party, the earlier of (A) the existing revolver maturity date or (B) in the event the Borrower obtains an amendment to its senior secured credit facility that extends the revolver maturity date, the date on which such amendment becomes effective. The commitments for the new revolving facility will mature on December 3, 2014 (the “extended revolver maturity date”). In the event more than $500 in term loans mature prior to 91 days after the extended revolver maturity date, the revolver loans outstanding under the new revolving facility must be repaid in full at least 91 days prior to such maturity date of such term loans and revolver loans may not be drawn thereunder until such term loans are repaid and/or their maturity date extended to a date not earlier than 91 days after the extended revolver maturity date. The new revolving facility, which cannot be drawn until the commitment effective date, will bear interest at a rate of LIBOR plus 4.75%.

In addition to the Senior Secured Credit Facility, on December 4, 2006, the Company also issued $765 of aggregate principal amount of 9  3/4 % Senior Notes, $300 of aggregate principal amount of Senior Toggle Notes, $363 U.S. Dollar equivalent aggregate principal amount of 9% Senior Notes and $500 aggregate principal amount of 11  1/ 2% Senior Subordinated Notes due 2016 (the Senior Subordinated Notes). Proceeds from these note issuances were used in connection with the GE Advanced Materials Acquisition. All of these notes except for the Senior Subordinated Notes have been fully retired in connection with subsequent refinancings as described below.

With respect to the Senior Toggle Notes due 2014, which were retired on December 22, 2010, interest accrued at either 10 1/8 % per annum if paid in cash or 10 7/8 % if paid-in-kind through additional borrowings. For any interest period after June 1, 2007 through December 1, 2010, the Company could elect to pay interest on the Senior Toggle Notes entirely in cash or entirely by increasing the principal amount of the Senior Toggle Notes or issuing new Senior Toggle Notes (“PIK Interest”). The Company paid interest in cash for the first three semi-annual interest periods. The Company made the permitted elections under the indenture governing the Senior Toggle Notes to pay in kind all interest under the Senior Toggle Notes that was due on December 1, 2008, June 1, 2009, December 1, 2009, and June 1, 2010, respectively. These elections increased the outstanding balance of the Senior Toggle Notes by $16, $17, $11, and $11 on such dates, respectively. The Company made another permitted election to pay all interest that was due on December 1, 2010 in cash.

On June 15, 2009, the Company completed private exchange offers to exchange $200 aggregate principal amount of 12 1/2 % Second-Lien Senior Secured Notes (the “Second Lien Notes”) due 2014 for certain of its outstanding unsecured notes. Approximately $48 in aggregate principal amount (or 6%) of 9  3/4 % Senior Notes, €30 in aggregate principal amount (or 11%) of 9% Senior Notes, $141 in aggregate principal amount (or 42%) of the Senior Toggle Notes and $118 in aggregate principal amount (or 24%) of the Senior Subordinated Notes were accepted in the exchange offers for $200 aggregate principal amount of Second-Lien Notes. The Second Lien Notes were recorded at their fair value of $163 on the date of the exchange. Interest on the Second Lien Notes is payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2009. The purpose of the exchange offers was to reduce the outstanding principal amount of the Company’s debt. The Company recognized a gain on the exchange offers of $179.

The Second Lien Notes are guaranteed on a senior secured basis by each of the Company’s existing and future U.S. subsidiaries that is a borrower or a guarantor under the Company’s existing senior secured credit facility. The new Second Lien Notes are secured by a second-priority security interest in certain assets of the Company and such U.S. subsidiaries, which interest is junior in priority to the liens on substantially the same collateral securing the Company’s existing Senior Secured Credit Facility.

On October 22, 2010, the Company launched cash tender offers (Tender Offers) with respect to any and all of its outstanding 9 3/4 % Senior Notes due 2014 (9 3/ 4% Senior Notes), 9% Senior Notes due 2014 (9% Senior Notes) and 10  1/8% / 10 7/ 8% Senior Toggle Notes due 2014 (Senior Toggle Notes and together with the 9  3/4 % Senior Notes and 9% Senior Notes, the Senior Notes). The Company received tenders from the holders of (i) $451 aggregate principal amount of the 9  3/4 % Senior Notes due 2014, (ii) €156 aggregate principal amount of the 9% Senior Notes due 2014 and (iii) $75 aggregate principal amount of the 10  1/8% / 10 7/ 8% Senior Toggle Notes due 2014 by the expiration of the early tender payment deadline (Early Tender Date). On November 5, 2010, the Company exercised its right to accept for early payment all of the Senior Notes tendered by the Early Tender Date. After the Early Tender Date and prior to the expiration date of the Tender Offers, the Company received additional tenders from the holders of €165 thousand aggregate principal amount of the 9% Senior Notes and $615 aggregate principal amount of the Senior Toggle Notes. On November 22, 2010, the Company exercised its right to accept for payment all of these additional tenders. For those Senior Notes accepted for purchase pursuant to the Tender Offers, the following consideration was paid by the Company (1) $1,044 as the tender offer consideration and $10.00 as an early tender payment, if applicable, per $1,000 principal amount of the 9 3/ 4% Senior Notes tendered; (2), €1,040 as the tender offer consideration and €10.00 as an early tender payment, if applicable, per €1,000 principal amount of the 9% Senior Notes tendered; and (3) $1,046 as the tender offer consideration and $10.00 as an early tender payment, if applicable, per $1,000 principal amount of the Senior Toggle Notes tendered. In addition, accrued interest up to, but not including, the applicable payment date of the Notes was paid in cash on all validly tendered and accepted Senior Notes.

The Company issued on November 5, 2010 approximately $848 U.S. dollar equivalent principal amount of USD second-priority 9.0% springing lien notes due 2021 (New USD Notes) and EUR second-priority 9.5% springing lien notes due 2021 (New EUR Notes and, together with the New USD Notes, the New Notes) in a private offering (Bond Offering) that it announced on October 22, 2010. The New Notes are guaranteed on a senior unsecured (or, following the occurrence of certain events, a second-priority secured) basis by the existing domestic subsidiaries of the Company that are guarantors under our senior secured credit facilities and each of the Company’s future domestic subsidiaries that guarantee any debt of the Company or of any New Note guarantor. The Company used the net proceeds from the offering of New Notes to, (i) pay the consideration with respect to the Tender Offers described above, (ii) redeem all remaining Senior Notes, following the expiration of the Tender Offers, at the applicable redemption price plus accrued and unpaid interest on December 22, 2010 and (iii) pay certain related transaction costs and expenses.

In connection with the closing of the Bond Offering, investment funds affiliated with Apollo Global Management, LLC entered into an agreement to exchange the entire amount of their holdings of each series of the Senior Notes for the New USD Notes at an exchange ratio determined based on the consideration offered to holders in the Tender Offers, and intended to give Apollo an aggregate value equivalent to that which it would receive if it had received the total consideration in the Tender Offers and used the proceeds thereof to invest in the New Notes (Apollo Exchange). The Company issued approximately $526 of New USD Notes to Apollo in the Apollo Exchange. Apollo owned approximately $234 principal amount of the 9 3/4 % Senior Notes, €88 principal amount of the 9% Senior Notes and $139 principal amount of the Senior Toggle Notes.

The Company recognized a loss on the above transactions of $78, including $25 of foreign currency exchange losses.

In October 2011, the Company repurchased approximately €17 in aggregate principal amount of the Euro Fixed-Rate Notes on the open market, reducing the aggregate principal amount of Euro Fixed-Rate Notes outstanding from €150 to €133. The total purchase excluding accrued interest paid by the Company was €12. The Company recognized a gain on the extinguishment of $7.

The Senior Secured Credit Facility is secured under first priority pledges of all of the equity interest of the Company’s U.S. subsidiaries, and it is also secured by first priority interests in and mortgages on substantially all of the Company’s tangible and intangible assets. The Senior Secured Credit Facility also contains various restrictive covenants. It prohibits the Company from prepaying other indebtedness (subject to certain exceptions) and requires the Company to maintain a maximum consolidated first lien leverage ratio. Additionally, it restricts the Company’s ability to incur additional indebtedness or liens, make investments or declare or pay any dividends. The Company is in compliance with the covenant requirements at December 31, 2011.

The Senior Secured Credit Facility also requires an acceleration of principal payments based on excess cash flow, as defined in the credit agreement. The Company did not have excess cash flow under the terms of the credit agreement in fiscal years 2011 and 2009. Although the Company had excess cash flow under the terms of the credit agreement in 2010, the Company was not required to prepay any of the term loans because the ratio of the net first-lien secured indebtedness to Adjusted EBITDA was below 1.5:1.

Indentures governing the Springing Lien Notes, Second Lien Notes and Senior Subordinated Notes also limit the Company’s ability to, among other things: (i) incur additional indebtedness; (ii) declare or pay dividends or make other distributions or repurchase or redeem Company stock; (iii) make investments; (iv) sell assets, including capital stock of restricted subsidiaries; (v) enter into agreements restricting the Company’s subsidiaries ability to pay dividends; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets; (vii) enter into transactions outside the ordinary course of business with our affiliates; and, (viii) incur liens.

On March 17, 2009, Apollo Management VI, L.P. (“Apollo VI”) and the Company entered into a letter agreement enabling the Company to purchase some or all of certain debt securities of the Company acquired by Apollo VI or its affiliates for a period of 180 days after the date of purchase unless such securities are sold or transferred to an unaffiliated third party. As of the date of this filing, the Company has not exercised this right.

A summary of long-term debt as of December 31, 2011 and 2010 is as follows:

	2011	2010
JPMorgan Chase Bank, N.A. term loan tranche B-1-A. Matures December 4, 2013. Interest is payable monthly and 1% per annum principal payments are payable quarterly. Interest varies at LIBOR plus 2.25%. The interest rate as of December 31, 2011 and 2010 was 2.563%.	$66	$504
JPMorgan Chase Bank, N.A. term loan tranche B-1-B. Matures December 4, 2015. Interest is payable monthly and 1% per annum principal payments are payable quarterly. Interest varies at LIBOR plus 3.50%. The interest rate as of December 31, 2011 3.813%.	433	—
JPMorgan Chase Bank, N.A. term loan tranche B-2-A denominated in Euros. Matures December 4, 2013. Interest is payable monthly and 1% per annum principal payments are payable quarterly. Interest varies at Euro LIBOR plus 2.25%. The interest rate as of December 31, 2011 and 2010 was 3.447% and 3.053%, respectively.	110	506
JPMorgan Chase Bank, N.A. term loan tranche B-2-B denominated in Euros. Matures December 4, 2015. Interest is payable monthly and 1% per annum principal payments are payable quarterly. Interest varies at Euro LIBOR plus 3.50%. The interest rate as of December 31, 2011 was 4.697%.	382	—
9.0% Springing Lien Dollar Notes. Matures on January 15, 2021. Interest is payable semi-annually at 9.0%.	1,161	1,161
Springing Lien Euro Notes. Matures January 15, 2021. Interest is payable semi-annually at 9.5%.	171	198
Senior Subordinated Notes. Matures December 1, 2016. Interest is payable semi-annually at a coupon rate of 11.5%, with a yield-to-maturity of 11.68% as the notes were issued at a discount of $7, of which less than $1 was amortized during the years ended December 31, 2011 and 2010.	379	379
Second-Lien Senior Secured Notes. Matures June 15, 2014. Interest is payable semi-annually in cash at 12.5%.	179	172
Agricultural Bank of China Fixed Asset Loan denominated in RMB. Matures June 30, 2015. Interest on borrowings is based on 101% of the People’s Bank of China reference rate. The weighted average interest rate at December 31, 2011 and 2010 was 6.51% and 5.76%, respectively. Interest is payable quarterly.	30	51
Agricultural Bank of China Revolving Working Capital Loan denominated in RMB. Matures June 30, 2012. Interest on borrowings is based on 105% of the People’s Bank of China reference rate. The weighted average interest rate at December 31, 2011 was 6.88%. Interest is payable quarterly.	16	—
India Bank Medium Term Loan denominated in INR. Matures June 20, 2015. Interest on borrowings is set annually and is based on 99.5% of India Bank’s Benchmark Prime Lending Rate plus a Tenor Fee of 0.5%. The interest rate at December 31, 2011 and 2010 was 15.00% and 13.25%, respectively. Interest is payable monthly.	4	6

Total long-term debt	2,931	2,977
Less current installments	36	25

Long-term debt, excluding current installments	$2,895	$2,952

Interest expense on long-term debt was $241, $232 and $245 for the years ended December 31, 2011, 2010 and 2009, respectively. Amortization of debt discount and debt issuance costs amounted to $15, $17 and $15 for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in Interest expense in the Consolidated Statements of Operations.

As disclosed in note 2 (s), on May 10, 2008, the Company entered into an interest rate swap agreement, whereby the Company received one-month LIBOR and paid a fixed rate of 2.48% on a notional value of $185. This agreement expired on March 31, 2010.

At December 31, 2011, the Company estimates that the $1,332 of outstanding springing lien notes had a fair value of approximately $1,005; the $379 of outstanding fixed rate senior subordinated notes had a fair value of approximately $284; the $991 of outstanding variable rate term loans had a fair value of approximately $936; the $179 of outstanding fixed rate second-lien senior secured notes with a $200 aggregate principal amount had a fair value of approximately $212; and the fair value of the $4 outstanding medium term loan, the $30 outstanding fixed asset loan and the $16 of outstanding working capital loans were approximately the same as their outstanding balances. The Company determined the estimated fair value amounts by using available market information for the senior notes and commonly accepted valuation methodologies for the term loans. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Accordingly, the fair value estimates presented herein are not necessarily indicative of the amount that the Company or the debt-holders could realize in a current market exchange. The use of different assumptions, changes in market conditions and/or estimation methodologies may have a material effect on the estimated fair value.

As of December 31, 2011, the aggregate principal maturities for the next five years are as follows:

Year ending December 31:
2012	$36
2013	192
2014	216
2015	796
2016	382